SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2008

Sunrise Telecom Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-30757	77-0291197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 Enzo Drive, San Jose, California	95138
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (408) 363-8000

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 1, 2008, Sunrise Telecom Incorporated (the "Company") issued a press release announcing its preliminary, unaudited financial results for the quarter ended March 31, 2008 and the reorganization of its broadband, wireline and optical divisions to more closely align its operations with the Company's key strategic focus. A copy of this press release is attached as Exhibit 99.1 to this report and incorporated by reference herein.

In accordance with General Instruction B.2, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed "furnished," not "filed," for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in the filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Number	Description

99.1	Press Release issued by the Company dated May 1, 2008, announcing preliminary, unaudited financial results for the quarter ended March 31, 2008 and reorganization

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRISE TELECOM INCORPORATED (Registrant)

Date: May 1, 2008	By:	/s/ RICHARD D. KENT
Richard D. Kent Chief Financial Officer

3

EXHIBIT INDEX

Number	Description

99.1	Press Release issued by the Company dated May 1, 2008, announcing preliminary, unaudited financial results for the quarter ended March 31, 2008 and reorganization

SUNRISE TELECOM(R) REPORTS $20.0 MILLION SALES FOR FIRST QUARTER OF 2008; ANNOUNCES REORGANIZATION

                            •  Preliminary GAAP loss from operations of $5.2 million
                            •  Second quarter 2008 sales projected between $16 million and $20 million
                            •  Backlog at quarter end of $9.9 million
                            •  Gerhard Beenen promoted to Chief Operating Officer

SAN JOSE, Calif., May 1 /PRNewswire-FirstCall/ -- Sunrise Telecom(R) Incorporated (Pink Sheets: SRTI), a leader in test and measurement solutions for today's telecom, wireless and cable networks, today reported sales of $20.0 million for the first quarter 2008 compared to $20.2 million in the first quarter of 2007 and down 26% sequentially from $27.2 million in the fourth quarter of 2007. The first quarter for the network test market, including Sunrise Telecom products, is often characterized by seasonally lower sales as major North American telecom and cable operators finalize budgets for the new year.

Preliminary net loss per share was $(0.07) for the first quarter 2008, compared to net loss per share of $(0.10) for the first quarter 2007 and net loss per share of $(0.03) for the fourth quarter 2007. Backlog as of March 31, 2008 was $9.9 million, compared to $7.7 million as of December 31, 2007.

Reorganization

Sunrise Telecom also announced a reorganization to more closely align its operations with the company's key strategic focus. The reorganization positions the company to more effectively target the residential triple play market, enhanced business services, and the converging core network.

Sunrise Telecom will combine its broadband, wireline and fiber optics operations. Given the evolving convergence of voice, data and video services, by integrating these three divisions, the company will be better positioned to efficiently serve the needs of its customers. Gerhard Beenen has been promoted to Chief Operating Officer of Sunrise Telecom, in charge of the newly combined operations and manufacturing. The Protocol Products Group will remain a separate business unit, focused on OSS protocol solutions for next-generation communications networks. These actions are part of the company's continued cost reduction measures to improve profitability.

Wireline

Wireline product sales were $8.2 million for the first quarter of 2008, up 39% year-over-year and down 21% sequentially. Demand for routine/maintenance DSL testing equipment orders as well as ADSL2+ and VDSL standards remained strong across several international markets in the quarter. In the U.S., weak demand from Tier-1 carriers for copper access testing equipment continued.

During the quarter, the company introduced a new SunSet MTT(R) DSL access product to capture increasing demand in the triple play test market. Sales of the SunSet MTT series during the quarter benefited from an increase in orders shipped to customers outside the U.S., including: Russia, Canada and the U.K.

New service deployments of two-megabit access in emerging markets continued to provide resurgence in global demand for Sunrise Telecom products. Legacy models, led by sales of the SunSet E20 product line, have exceeded product lifecycle expectations and generated significant revenue opportunities to offset the slowdown in U.S. sales.

Broadband Cable

Broadband product sales were $5.3 million for the first quarter of 2008, down 15% year-over-year and up 5% sequentially. CM2000(TM) sales were driven by deployments to both Tier-1 and Tier-2 cable operators in North America. The company began field implementation of the CM2000 series with an international Tier-1 network operator in the quarter. The company expects CM2000 demand to ramp in the second half of this year. The company is seeing a slowdown in orders for earlier product versions of the CM product family.

Sales of the AT2500(TM) video headend equipment were driven by follow-on orders to Tier-1 and Tier-2 cable operators in the quarter. The RealWORX(TM) software solution, which provides real-time network monitoring, was deployed to a new Tier-1 service provider in the Southeastern U.S. during the first quarter. The company also began a new deployment to a customer in Western Europe and expects orders will ramp in the second quarter of 2008.

Fiber Optics

Fiber optics revenues were $5.3 million for the first quarter of 2008, down 23% year-over-year and down 41% sequentially. The Scalable Test Toolkit (STT) product line, which targets a broad range of applications in metro networks, continued to be a solid performer, contributing the largest share of sales for the quarter.

Sales for Ethernet products during the quarter were negatively impacted by customer budgeting cycles. Despite the seasonal weakness, domestic sales were offset by traction gained in Japan and Germany. The company booked sizable new orders in these markets and had additional follow-on orders with a U.K. carrier during the quarter. The company also benefited from follow-on orders from another U.K. carrier for the STT ONE, which supports Ethernet payloads inside SONET/SDH and OTN transport protocol.

The company received a large order for the STT xWDM from a Western European carrier. The xWDM configuration supports the rollout of ROADM (Reconfigurable Optical Add/Drop Multiplexer) technology. Sunrise Telecom continues to target additional opportunities for xWDM configurations in several markets for the STT xWDM.

The company continued to see strong demand for its SDH testing equipment, particularly in Japan, where shipments are expected to increase in the second quarter.

Protocol

Protocol products generated revenues of $1.2 million for the first quarter 2008, down 6% year-over-year and down 58% sequentially. The Traffic Analysis and Monitoring System (TAMS(TM)) was the main revenue driver in the quarter. The company expects to recognize deferred revenues in the second half of 2008 from a 2007 deployment to a major North American carrier. The company also had healthy sales for the 3GMaster(R) and NeTracker(R) with orders shipped to carriers in the U.K., Germany, Italy and Latin America. The company was awarded a new TAMS contract with a German carrier in the quarter and the sales pipeline remains strong for the Protocol Products Group.

First Quarter Financial Highlights

In the first quarter 2008, Sunrise Telecom reported a gross margin of 59% down from 60% in the fourth quarter of 2007 and down from 65% in the first quarter a year ago. First quarter costs of goods sold included an increase in inventory reserves and inventory write-off charges of $0.7 million related to reduced demand for older broadband products as well as a discontinued wireline product.

Loss from operations was $5.2 million in the first quarter 2008. Excluding the impact of restructuring charges, loss from operations was $4.6 million in the first quarter of 2008. Operating expenses decreased by $0.9 million sequentially, including $0.6 million in restructuring charges. First quarter expenses related to the 2006 audit and SEC reporting were $0.7 million.

Outlook

Based on current backlog and order expectations, Sunrise Telecom forecasts its second quarter sales to be in the range of $16-20 million due to softness in the North American market.

Status of SEC filings

In April of 2008, Sunrise Telecom filed with the Securities and Exchange Commission (the "SEC") its Form 10-K for the fiscal year ended December 31, 2006. Substantial work still remains to complete the 2007 audit and associated reports; however, the company is committed to filing these reports as quickly as possible. The company has engaged temporary accounting resources to accelerate the filing of its overdue SEC filings.

Financial Results Summary
(In thousands, except per share and percentage data, unaudited)

For the Three Months Ended
Mar. 31, 2008

Selected Income Statement Data (preliminary)

Net sales	$19,970
Loss from operations	$(5,242)
Net income	$(3,798)
Diluted earnings per share	$(0.07)
Shares outstanding (diluted)	51,349
Gross profit percentage	59%

Backlog at end of quarter	$9,937

Selected Consolidated Balance Sheet Data (preliminary)
Mar. 31, 2008

Cash and cash equivalents	$13,568
Accounts receivable, net of allowance of $473	15,540
Inventories	17,609
Short-term borrowings and current portion of notes payable	183
Accounts payable	3,565
Other accrued expenses	13,728
Deferred revenue	4,333
Notes payable, less current portion	377

These results are preliminary and subject to change as this financial information been subjected to completed audit or review procedures, by our independent auditor.

-Financial Tables Following-

SUNRISE TELECOM INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (preliminary)
(In thousands, except per share data, unaudited)

Three Months Ended

Mar. 31, 2008

Net sales	$19,970
Cost of sales	8,128
Gross profit	11,842

Operating expenses:
Research and development	5,333
Selling and marketing	6,325
General and administrative	4,791
Restructuring	635
Total operating expenses	17,084

Loss from operations	(5,242)
Other income, net	1,554

Loss before income taxes	(3,688)
Income tax expense	110

Net loss	$(3,798)

Earnings per share:
Basic and diluted	$(0.07)

Shares used in per share computation:
Basic and diluted	51,349

SUNRISE TELECOM INCORPORATED
NET SALES DETAILS (preliminary)
(In thousands, unaudited)

	Three Months Ended
	Mar. 31,		Dec. 31,		Mar. 31,
	2008		2007		2007
By Product:
Wireline access	$8,157	41%	$10,307	38%	$5,865	29%
Cable broadband	5,279	27%	5,026	18%	6,175	31%
Fiber optics	5,323	26%	8,949	33%	6,906	34%
Protocol	1,211	6%	2,910	11%	1,283	6%
	$19,970		$27,192		$20,229

	Three Months Ended
	Mar. 31,		Dec. 31,		Mar. 31,
	2008		2007		2007
By Region:
North America (United States and Canada)	$7,528	38%	$10,794	40%	$8,722	43%
Asia Pacific	4,738	24%	4,724	17%	4,155	21%
Europe/Africa/Middle East	6,832	34%	10,372	38%	6,631	33%
Latin America	872	4%	1,302	5%	721	3%
	$19,970		$27,192		$20,229

SUMMARY OF CERTAIN NONCASH EXPENSES (preliminary)
(In thousands, unaudited)

The following expenses are included in the applicable lines of Sunrise Telecom Incorporated’s Condensed Consolidated Statements of Operations, as required by GAAP.

Three Months Ended
Mar. 31,
2008

Share based compensation:
Included in cost of sales	$4
Included in research and development	35
Included in selling and marketing	22
Included in general and administrative	3
$64

Amortization of acquisition-related intangible assets included in general and administrative	$70

About Sunrise Telecom Incorporated

Sunrise Telecom develops and delivers high-quality communications test and measurement solutions for today's telecom, cable and wireless networks. The Company's robust portfolio of feature-rich, easy-to-use products enables service providers to deliver premium voice, video, data and next-generation digital multimedia services quickly, reliably, and cost-effectively. Based in San Jose, California, Sunrise Telecom distributes its products through a direct sales force and a global network of sales representatives and distributors. For more information, visit http://www.sunrisetelecom.com or email info@sunrisetelecom.com.

SUNRISE TELECOM, the "S" logo, and other trademarks are trademarks of Sunrise Telecom Incorporated and may not be used without permission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, including, but not limited to, material contained in quotations, sales expectations for the second quarter of 2008, expectations related to the implementation of a cost reduction program and ability to reduce operating expenses. These forward-looking statements are subject to many risks and uncertainties that could cause actual results to differ materially from those projected. Specific factors that may cause results to differ include the following: a lack of acceptance or slower than anticipated acceptance for Sunrise Telecom's new or enhanced products and modules; slower than anticipated product development or introduction into the marketplace; unanticipated delays in product delivery schedules; lower than anticipated end-user demand for telecommunications services and a corresponding cutback in spending by customers; increased competitive pressures, including from former employees; rapid technological change within the telecommunications industry; Sunrise Telecom's dependence on a limited number of major customers; Sunrise Telecom's dependence on limited source suppliers; deferred or lost sales resulting from order cancellations or order changes; deferred or lost sales resulting from Sunrise Telecom's lengthy sales cycle; unanticipated difficulties associated with international operations; Sunrise Telecom's ability to manage growth and slowdowns; disproportionately high compliance costs relative to Sunrise Telecom's size; time spent by management reviewing alternative capital structure proposals and strategic, balance-sheet asset proposals to make the Company more successful; ineffective internal controls requiring remediation; the long-term impact of cost controls; the unknown effects of management changes; the ramifications of Sunrise Telecom's inability to file required reports with the SEC on a timely basis; any potential claims or proceedings related to such matters, including stockholder litigation and any action by the SEC; and protracted litigation, which could disrupt Sunrise Telecom's normal business operations. Some of these risks and uncertainties are described in more detail in Sunrise Telecom's reports filed with the SEC, including, but not limited to, its Annual Report on Form 10-K for the period ended December 31, 2006. Sunrise Telecom assumes no obligation to update the forward-looking statements included in this press release.

SOURCE Sunrise Telecom Incorporated

CONTACT: Richard D. Kent, Chief Financial Officer of Sunrise Telecom  Incorporated, +1-408-363-8000; or Investors, Linda Rothemund, Investor Relations for Sunrise Telecom, +1-415-445-3236, linda@marketstreetpartners.com

Web site: http://www.sunrisetelecom.com